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                                                                    EXHIBIT 10.8

                                                                  EXECUTION COPY


               THIRD AMENDED AND RESTATED REGISTRATION AGREEMENT

     THIS AGREEMENT (this "Agreement") is dated as of January 15, 1998, among Centennial Communications Corp., a Delaware corporation (the "Company"), the parties listed as Investors (the "Investors") on the schedule attached to this Agreement, Salomon Brothers Inc and Prudential Securities Incorporated (each an "Initial Purchaser" and collectively, the "Initial Purchasers"), each of whom has agreed to purchase the Company's units (the "Units"), each initial Unit consisting of $1,000 principal amount at maturity of 14% Senior Discount Notes due 2005 of the Company (the "Notes") and one warrant (each a "Warrant" and collectively, the "Warrants") to purchase 64 Warrant Shares, and the purchasers ("Convertible Note Purchasers") of the Company's Subordinated Convertible Notes due 2006 (the "Convertible Notes"), which notes are convertible into shares of the Company's Common Stock ("Convertible Note Shares"). Unless otherwise provided in this Agreement, capitalized terms used herein shall have the meanings set forth in paragraph 10 hereof.

                                    RECITALS

     A. The Company and the Initial Purchasers are parties to a Purchase Agreement dated January 15, 1998 (the "Initial Purchaser Agreement") pursuant to which the Initial Purchasers agreed to purchase the Units from the Company with the intent to sell such Units to Exempt Purchasers pursuant to Exempt Resales (as each such term is defined in the Initial Purchaser Agreement).

     B. The Company and the Convertible Note Purchasers are parties to a Purchase Agreement dated January 15, 1998 (the "Convertible Note Purchase Agreement") pursuant to which the Convertible Note Purchasers agreed to purchase the Convertible Notes from the Company.

     C. In order to induce the Initial Purchasers to enter into the Initial Purchaser Agreement and the Convertible Note Purchasers to enter into the Convertible Note Purchase Agreement, the Company has agreed to provide the Initial Purchasers and the holders of Warrant Shares, the Convertible Notes and the Convertible Note Shares ("Holders") with the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to closing contained in the Initial Purchaser Agreement and the Convertible Note Purchase Agreement.

     D. The Investors and the Company are parties to a Second Amended and Restated Registration Agreement, dated October 3, 1997 (the "Prior Registration Agreement"). A further condition to the execution of the Initial Purchaser Agreement is
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that the Prior Registration Agreement be amended and restated and replaced with this Agreement.

     The parties hereto agree as follows:

                                   AGREEMENTS

1.  PSI Demand Registrations.
--  ------------------------

(a)  Requests for Registration.  At any time after 120 days following the date
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     the Company has completed a public offering of its equity securities under the Securities Act of 1933, as amended, (the "Securities Act"), Prudential Securities Incorporated and its Affiliates that hold Registrable Securities (collectively "PSI") may, so long as they hold 33% of the Registrable Securities held collectively by PSI as of October 3, 1997, request registration under the Securities Act of all or part of their Registrable Securities on Form S-1 or any similar long-form registration ("Long-Form Registrations"), or, if available on Form S-2 or S-3 or any similar short-form registration ("Short-Form Registrations"). Each request for a PSI Demand Registration (as defined below) shall specify the approximate number of Registrable Securities requested to be registered and the anticipated per share price range for such offering. Within ten days after receipt of any such request, the Company shall give written notice of such requested registration to all other holders of Registrable Securities and subject to paragraph 1(c) below, shall include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 days after the receipt of the Company's notice. All registrations requested pursuant to this paragraph 1(a) are referred to herein as "PSI Demand Registrations."

(b)  Long-Form Registrations.  PSI shall be entitled to request 2 Long-Form
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     Registrations in which the Company shall pay all Registration Expenses (as defined below) of PSI ("PSI Company-paid Long-Form Registrations"). A registration shall not count as one of the permitted PSI Company-paid Long-Form Registrations until it has become effective (unless such PSI Company-paid Long-Form Registration has not become effective due solely to the fault of PSI), and no PSI Company-paid Long-Form Registration shall count as one of the permitted PSI Demand Registrations unless PSI is able to register and sell at least 90% of the Registrable Securities requested to be included in such registration; provided that in any event the Company shall pay all Registration Expenses in connection with any registration initiated as a PSI Company-paid Long-Form Registration whether or not it has become effective.

(c)  Priority on Demand Registrations.  The Company shall not include in any PSI
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     Demand Registration any securities which are not Registrable Securities without the prior written consent of PSI. If a PSI Demand Registration is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering exceeds the number of Registrable

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     Securities and other securities, if any, which can be sold (in an orderly manner) in such offering within a price range acceptable to PSI, the Company shall include in such registration prior to the inclusion of any securities which are not Registrable Securities (i) first, the number of Registrable Securities requested to be included by PSI, (ii) second, the number of Registrable Securities requested to be included, pro rata among the respective holders of Registrable Securities on the basis of the amount of Registrable Securities owned by each such holder; and (iii) third, other securities requested to be included in such registration. Any Persons other than holders of Registrable Securities who participate in PSI Demand Registrations which are not at the Company's expense must pay their share of the Registration Expenses as provided in paragraph 7 hereof.

(d)  Restrictions on Demand Registrations.  The Company may postpone for up to
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     six months the filing or the effectiveness of a registration statement for one PSI Demand Registration if the Company believes that such PSI Demand Registration would reasonably be expected to have a material adverse effect on (x) any proposal or plan by the Company or any of its Subsidiaries to engage in any acquisition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer or similar transaction or (y) any proposed primary registration of securities by the Company; provided that in such event, PSI shall be entitled to withdraw such request and, if such request is withdrawn, such Demand Registration shall not count as one of the permitted PSI Demand Registrations hereunder and the Company shall pay all Registration Expenses in connection with such registration. Alternatively, the Company may postpone for up to six months the filing or effectiveness of any PSI Demand Registration if the Company has, within 180 days of the request for the PSI Demand Registration, effected a Demand Registration (as defined below) pursuant to paragraph 2 hereof.

(e)  Selection of Underwriters.  PSI shall have the right to select the
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     investment banker(s) and manager(s) to administer the offering that is the subject of the PSI Demand Registration, subject to the approval of the Company's Board of Directors, which approval shall not be unreasonably withheld.

(f)  Treatment of PSI.  Except as set forth in this paragraph 1, PSI shall have
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     no additional rights under this Agreement in comparison to any other holder of Registrable Securities that is a party hereto and shall have all rights afforded to any other holder of Registrable Securities under any other provisions of this Agreement.

2.   Demand Registrations.
--   --------------------

(a)  Requests for Registration.  At any time after the third anniversary of the
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     Closing under that certain Purchase Agreement dated October 3, 1997, as amended, between the Company and the Investors (the "Purchase Agreement") or such earlier time as the Company has completed a public offering of its equity securities under the Securities Act, the holders of at least 20% of the Registrable Securities may request a Long-Form Registration under the Securities Act of all or part of their

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     Registrable Securities, or, if available, a Short-Form Registration (a
     "Demand Registration"). Each request for a Demand Registration shall specify the approximate number of Registrable Securities requested to be registered and the anticipated per share price range for such offering. Within ten days after receipt of any such request, the Company shall give written notice of such requested registration to all other holders of Registrable Securities and subject to paragraph 2(d) below, shall include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 days after the receipt of the Company's notice.

(b)  Long-Form Registrations.  The holders of Registrable Securities shall be
---  -----------------------
     entitled to request (i) 2 Long-Form Registrations in which the Company shall pay all Registration Expenses of the holders of Registrable Securities ("Company-paid Long-Form Registrations") and (ii) 2 Long-Form Registrations in which the holders of Registrable Securities shall pay their share of the Registration Expenses as set forth in paragraph 6 hereof. A registration shall not count as one of the permitted Long-Form Registrations until it has become effective (unless such Long-Form Registration has not become effective due solely to the fault of the holders requesting such registration), and no Long-Form Registration shall count as one of the permitted Long-Form Registrations unless the holders of Registrable Securities are able to register and sell at least 90% of the Registrable Securities requested to be included in such registration; provided that in any event the Company shall pay all Registration Expenses in connection with any registration initiated as a Company-paid Long-Form Registration whether or not it has become effective.

(c)  Short-Form Registrations.  In addition to the Long-Form Registrations
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     provided pursuant to paragraph 2(b), the holders of Registrable Securities shall be entitled to request an unlimited number of Short-Form Registrations in which the Company shall pay all Registration Expenses of the holders of Registrable Securities. Demand Registrations shall be Short-Form Registrations whenever the Company is permitted to use any applicable short form. After the Company has become subject to the reporting requirements of the Securities Exchange Act of 1934, as amended, the Company will use its best efforts to make Short-Form Registrations available for the sale of Registrable Securities.

(d)  Priority on Demand Registrations.  The Company shall not include in any
---  --------------------------------
     Demand Registration any securities which are not Registrable Securities without the prior written consent of the holders of a majority of the Registrable Securities included in such registration. If a Demand Registration is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering exceeds the number of Registrable Securities and other securities, if any, which can be sold (in an orderly manner) in such offering within a price range acceptable to the holders of a majority of the Registrable Securities initially requesting registration, the Company shall include in such registration prior to the inclusion of any securities which are not Registrable Securities (i) first, the number of Registrable Securities requested to be included, pro rata among the respective holders of Registrable Securities on the basis of the amount of Registrable Securities owned by each such holder; and (ii) second, other securities requested to be included in such registration. Any Persons other than holders of Registrable Securities who participate in Demand Registrations which are not at the Company's expense must pay their share of the Registration Expenses as provided in paragraph 7 hereof.

     (e)  Restrictions on Demand Registrations. The Company may postpone for up
          ------------------------------------
to six months the filing or the effectiveness of a registration statement for one Demand Registration if (A) the Company believes that such Demand Registration reasonably would be expected to have a material adverse effect on
(x) any proposal or plan by the Company or any of its Subsidiaries to engage in any acquisition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer or similar transaction or (y) any proposed primary registration of securities by the Company, or (B) the Company has, within 180 days of the Demand Registration request, effected a PSI Demand Registration; provided that in such event, the holders of Registrable Securities initially requesting such Demand Registration shall be entitled to withdraw such request and, if such request is withdrawn, such Demand Registration shall not count as one of the permitted Demand Registrations hereunder and the Company shall pay all Registration Expenses in connection with such registration; and provided, further, that if the Company undertakes a primary registration following its deferral right, notwithstanding anything to the contrary contained herein, the holders of Registrable Securities shall have "piggyback" rights under paragraph 3 hereof with respect to not less than one-third of the number of shares of Common Stock to be sold in such offering.

     (f)  Selection of Underwriters. The holders of a majority of the
          -------------------------
Registrable Securities included in any Demand Registration shall have the right to select the investment banker(s) and manager(s) to administer the offering, subject to the approval of the Company's Board of Directors, which approval shall not be unreasonably withheld.

     (g)  Other Registration Rights. Except as provided in this Agreement, the
          -------------------------
Company shall not grant to any Person the right to request the Company to register any equity securities of the Company, or any securities convertible or exchangeable into or exercisable for such securities, without the prior written consent of the holders of a majority of the Registrable Securities.

3.   Piggyback Registrations.
     -----------------------

     (a)  Right to Piggyback. Whenever the Company proposes to register any of
          ------------------
its Common Stock under the Securities Act (other than pursuant to a PSI Demand Registration, a Demand Registration, a Warrant Shelf Registration Statement, a Warrant Shares Shelf Registration Statement, a Convertible Note Shelf Registration Statement or
                                      -5-
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     a Convertible Note Shares Shelf Registration Statement), and the
     registration form to be used may be used for the registration of Registrable Securities, Warrant Shares and Convertible Note Shares (a "Piggyback Registration"), the Company shall give prompt written notice (in any event within three business days after its receipt of notice of any exercise of demand registration rights other than under this Agreement) to all holders of Registrable Securities, and to all Holders of Warrant Shares and Convertible Note Shares of its intention to effect such a registration and, subject to paragraphs 3(c) and 3(d) below, shall include in such registration all Registrable Securities, Warrant Shares and Convertible Note Shares with respect to which the Company has received written requests for inclusion therein within 15 days after the receipt of the Company's notice. The Holders of Warrant Shares and Convertible Notes Shares shall have no rights to a Piggyback Registration as to any of their securities which are the subject of shelf registrations effective under the Securities Act pursuant to paragraph 4 hereof.

(b)  Piggyback Expenses.  The Registration Expenses of the holders of
---  ------------------
     Registrable Securities, the Holders of Warrants and Warrant Shares and the Holders of Convertible Notes and Convertible Note Shares shall be paid by the Company in all Piggyback Registrations.

(c)  Priority on Primary Registrations.  If a Piggyback Registration is an
---  ---------------------------------
     underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the Company, then subject to paragraph 3(a) above the Company shall include in such registration (i) first, the securities the Company proposes to sell, (ii) second, the Registrable Securities requested to be included in such registration, pro rata among the holders of such Registrable Securities on the basis of the number of shares of Registrable Securities owned by each such holder, (iii) third, the Warrant Shares requested to be included in such registration, pro rata among the Holders of such Warrant Shares on the basis of the amount of Warrant Shares owned by each such Holder of Warrant Shares, (iv) fourth, the Convertible Note Shares requested to be included in such registration, pro rata among the Holders of such Convertible Note Shares on the basis of the amount of Convertible Note Shares owned by each such Holder of Convertible Note Shares, and (v) fifth, other securities requested to be included in such registration.

(d)  Priority on Secondary Registrations.  If a Piggyback Registration is an
---  -----------------------------------
     underwritten secondary registration on behalf of holders of the Company's securities, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the holders initially requesting such registration, then the Company shall include in such registration (i) first, the securities requested to be included therein by the holders requesting such registration, (ii) second, the Registrable Securities requested to be included in such registration, pro rata among the holders of such Registrable Securities on the basis of the number of shares of Registrable Securities owned by each such holder, (iii) third, the Warrant Shares requested to be included in such registration, pro rata among the Holders of such Warrant Shares on the basis of the amount of Warrant Shares owned by each such Holder of Warrant Shares, (iv) fourth, the Convertible Note Shares requested to be included in such registration, pro rata among the Holders of such Convertible Note Shares on the basis of the amount of Convertible Note Shares owned by each such Holder of Convertible Note Shares, and (v) fifth, other securities requested to be included in such registration.

(e)  Selection of Underwriters.  If any Piggyback Registration is an
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     underwritten offering, the selection of investment banker(s) and manager(s)
     for the offering must be approved by the holders of a majority of the Registrable Securities included in such Piggyback Registration. Such approval shall not be unreasonably withheld.

(f)  Other Registrations.  If the Company has previously filed a registration
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     statement with respect to Registrable Securities pursuant to paragraphs 1 or 2 or pursuant to this paragraph 3, and if such previous registration has not been withdrawn or abandoned, the Company shall not file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S-8 or any successor form), whether on its own behalf or at the request of any holder or holders of such securities, until a period of at least six months has elapsed from the effective date of such previous registration.

4.  Shelf Registration
--  ------------------

(a)  Convertible Note Shelf Registration.  The Company shall cause to be filed
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     within the earlier of (i) three years after the date hereof; (ii) 60 days after an Initial Public Offering as defined in the Indenture between the Company and State Street Bank and Trust Company as Trustee dated the date hereof (the "Indenture"), or (iii) in the event of a Change of Control as defined in the Indenture, a shelf registration statement under the Securities Act (the "Convertible Note Shelf Registration Statement"), relating to all Convertible Notes, the Holders of which shall have provided the information required pursuant to paragraph 4(c) hereof, and shall use its best efforts to cause such Convertible Note Shelf Registration Statement to become effective under the Securities Act within 180 days thereafter. The Company shall use its best efforts to keep the Convertible Note Shelf Registration Statement to become continuously effective, supplemented and amended as required to the extent necessary to ensure that it is available for sales of Convertible Notes by the Holders thereof entitled to the benefit of this paragraph 4(a), and to ensure that it conforms with the requirements of this Agreement, the Securities Act and the policies, rules and regulations of the Commission as announced from time to time, until the earlier of (i) such time as all Convertible Notes have been sold thereunder or otherwise converted, or (ii) the date the

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     Convertible Notes are freely tradeable under the Securities Act (and the
     Holders thereof have received an opinion of counsel to such effect).

(b)  Convertible Note Shares Shelf Registration.  The Company shall cause to be
---  ------------------------------------------
     filed within the earlier of (i) three years after the date hereof; (ii) 60 days after an Initial Public Offering, or (iii) in the event of a Change of Control as defined in the Indenture, a shelf registration statement under the Securities Act (the "Convertible Note Shares Shelf Registration Statement"), relating to all Convertible Note Shares, the Convertible Note Share Holders of which shall have provided the information required pursuant to paragraph 4(c) hereof, and shall use its best efforts to cause such Convertible Note Shares Shelf Registration Statement to become effective under the Securities Act within 180 days thereafter. The Company shall use its best efforts to keep the Convertible Note Shares Shelf Registration Statement continuously effective, supplemented and amended as required to the extent necessary to ensure that it is available for sales of Convertible Note Shares by the Holders thereof entitled to the benefit of this paragraph 4(b), and to ensure that it conforms with the requirements of this Agreement, the Securities Act and the policies, rules and regulations of the Commission as announced from time to time, until the earlier of (i) the date on which all of the Convertible Note Shares covered by such Convertible Note Shares Shelf Registration Statement have been sold thereunder or (ii) the date the Convertible Note Shares are freely tradeable under the Securities Act (and the Holders thereof have received an opinion of counsel to such effect).

(c)  Provision by Holders of Certain Information in Connection with a Shelf
---  ----------------------------------------------------------------------
     Registration Statement.  A Holder of Convertible Notes or Convertible Note
     ----------------------
     Shares (all of which are "Transfer Restricted Securities") may not include any of its Transfer Restricted Securities in any shelf registration statement pursuant to this Agreement unless and until such Holder furnishes to the Company in writing, within ten (10) business days after receipt of a written request therefor, such information specified in Item 507 of Regulation S-K under the Securities Act, and any other similar information reasonably requested by the Company, for use in connection with any shelf registration statement, prospectus or preliminary prospectus included therein. Each Holder as to which any shelf registration statement is being effected agrees to furnish promptly to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such Holder not materially misleading.

(d) Each Holder whose Transfer Restricted Securities are covered by a Shelf Registration Statement filed pursuant to this paragraph 4 agrees, upon the request of the underwriter(s) in any underwritten offering permitted pursuant to this Agreement, not to effect any public sale or distribution of securities of the Company of the same class as the Transfer Restricted Securities included in such shelf registration statement (except as part of such registration) including a sale pursuant to Rule 144 under the Securities Act, during the 10-day period prior to, and during the 90-day period beginning on, the closing date of any such underwritten offering made pursuant to such shelf registration statement, to the extent timely notified in writing by the Company or such underwriter(s).

(e)  Shelf Registration for Market Making.  The Company shall (i) include in the
---  ------------------------------------
     Convertible Note Shelf Registration Statement and the Convertible Note Shares Shelf Registration Statement, such disclosures as may be necessary to permit the prospectus contained in each such shelf registration statement to be used in connection with offers and sales by market makers of the Transfer Restricted Securities and (ii) following the effectiveness of each such shelf registration statement, use its best efforts to keep each such shelf registration statement continuously effective, supplemented and amended as required for the time periods specified in this paragraph 4 of this Agreement, to the extent necessary to ensure that it is available for sales of Transfer Restricted Securities in connection with market making activities by market makers entitled to the benefit of this paragraph 4(e), and to ensure that it conforms with the requirements of this Agreement, the Securities Act and the policies, rules and regulations of the Commission as announced from time to time, for so long as any shelf registration statement is required to be effective pursuant to this Agreement and such market makers or any of their affiliates (as defined in the rules and regulations of the Commission under the Securities Act) own any equity securities of the Company and propose to make a market in such Transfer Restricted Securities as part of their business in the ordinary course.

5.  Holdback Agreements.
--  -------------------

(a) Each holder of Registrable Securities, each Holder of Warrants or Warrant Shares, and each Holder of Convertible Notes or Convertible Note Shares agrees not to effect any public sale or distribution (including sales pursuant to Rule 144 under the Securities Act) of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, during such period of time prior to and following the effective date of any underwritten PSI Demand Registration, or Demand Registration (or any underwritten Piggyback Registration in which Registrable Securities, Warrants, Warrant Shares, Convertible Notes or Convertible Note Shares, as the case may be, are included) as shall be requested by the underwriters managing the registered public offering (except as part of such underwritten registration), unless the underwriters managing the registered public offering otherwise agree, which period of time shall not exceed 90 days.

(b) The Company agrees (i) not to effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during such period of time prior to and following the effective date of any underwritten PSI Demand Registration or Demand Registration or any underwritten Piggyback Registration as shall be requested by the underwriters managing the registered public offering (except as part of such underwritten registration or pursuant to registrations on Form S-8 or any successor form), unless the underwriters managing the registered public offering otherwise agree, and (ii) to cause each holder of at least 2% (on a fully-diluted basis) of its Common Stock, or any securities convertible into or exchangeable or exercisable for Common Stock, purchased from the Company at any time after the date of this Agreement (other than in a registered public offering) to agree not to effect any public sale or distribution (including sales pursuant to Rule 144 under the Securities Act) of any such securities during such period (except as part of such underwritten registration, if otherwise permitted), unless the underwriters managing the registered public offering otherwise agree.

6.  Registration Procedures.  Whenever the holders of Registrable Securities, or
--  -----------------------
the Holders of Warrant Shares, Warrants, Convertible Notes or Convertible Note Shares, as the case may be, have requested that any Registrable Securities, Warrant Shares, Warrants, Convertible Notes or Convertible Note Shares, as the case may be, be registered pursuant to this Agreement, and with respect to the shelf registration statements provided for in paragraph 4, the Company shall use its best efforts to effect the registration and the sale of all securities covered by such registration statement, in accordance with the intended method of disposition thereof including the registration of the Preferred Stock, held by a holder of Registrable Securities requesting registration as to which the Company has received reasonable assurances that only Registrable Securities will be distributed to the public, and pursuant thereto the Company shall as expeditiously as possible:

(a) prepare and file with the Commission a registration statement with respect to the securities to be included therein pursuant to the terms of this Agreement and use its best efforts to cause such registration statement to become effective (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company shall furnish to the counsel selected by the holders of a majority of the securities covered by such registration statement copies of all such documents proposed to be filed, which documents shall be subject to the review of such counsel);

(b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than six months and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

(c) furnish to each seller of the securities covered by such registration statement, such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the securities covered by such registration statement, owned by such seller;

(d) use its best efforts to register or qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the securities covered by such registration statement, owned by such seller (provided that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);

(e) promptly notify each seller of the securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Company shall prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

(f) cause all securities covered by such registration statement to be listed on each securities exchange on which similar securities issued by the Company are then listed and, if not so listed, to be listed on the NASD automated quotation system and, if listed on the NASD automated quotation system, use its best efforts to secure designation of all such Registrable Securities, Convertible Note Shares or Warrant Shares, as the case may be, covered by such registration statement as a NASDAQ "national market system security" within the meaning of Rule 11Aa2-1 of the Securities and Exchange Commission or, failing that, to secure NASDAQ authorization for such securities, and, without limiting the generality of the foregoing, to arrange for at least two market makers to register as such with respect to such securities, with the NASD;

(g) provide a transfer agent and registrar for all securities covered by such registration statement, not later than the effective date of such registration statement;

(h) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the securities covered by such registration statement, or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such securities, (including, without limitation, effecting a stock split or a combination of shares);

(i) make available for inspection by any seller of securities, covered by such registration statement, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

(j) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company's first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

(k) permit any holder of securities covered by such registration statement which holder, in its sole and exclusive judgment, might be deemed to be an underwriter or a controlling person of the Company, to participate in the preparation of such registration or comparable statement and to require the insertion therein of material, furnished to the Company in writing, which in the reasonable judgment of such holder or Holder and its counsel should be included, provided that such material shall be furnished under such circumstances as shall cause it to be subject to the indemnification provisions provided pursuant to paragraph 8(b) hereof;

(l) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any securities included in such registration statement for sale in any jurisdiction, the Company shall use its reasonable best efforts promptly to obtain the withdrawal of such order;

(m) use its best efforts to cause the securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the sellers thereof to consummate the disposition of such securities;

(n) obtain a cold comfort letter addressed to the holders of the securities included in any offering and the underwriter, if any, from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters as the holders of a majority of the securities being sold; and

(o) obtain an opinion of Company counsel addressed to the holders of the securities covered by the registration statement and to the underwriter, if any, included in any offering as the holders, of a majority of the securities being sold reasonably request.

     If any such registration or comparable statement refers to any holder by name or otherwise as the holder of any securities of the Company and if in its sole and exclusive judgment, such holder is or might be deemed to be a controlling person of the Company, such holder shall have the right to require
(i) the insertion thereof of language, in form and substance satisfactory to such holder and presented to the Company in writing, to the effect that the holding by such holder of such securities is not to be construed as a recommendation by such holder of the investment quality of the Company's securities covered thereby and that such holding does not imply that such holder will assist in meeting any future financial requirements of the Company, or (ii) in the event that such reference to such holder by name or otherwise is not required by the Securities Act or any similar Federal statute then in force, the deletion of the reference to such holder; provided that with respect to this clause (ii) such holder shall furnish to the Company an opinion of counsel to such effect, which opinion and counsel shall be reasonably satisfactory to the Company.

7.  Registration Expenses.
--  ---------------------

(a) All expenses incident to the Company's performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding discounts and commissions) and other Persons retained by the Company (all such expenses being herein called "Registration Expenses"), shall be borne as provided in this Agreement, except that the Company shall, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed or quoted on the NASD automated quotation system.

(b) In connection with each PSI Demand Registration, Demand Registration, each Piggyback Registration and each shelf registration pursuant to paragraph 4 hereof, the Company shall reimburse the holders of securities covered by such registration for the reasonable fees and disbursements of one counsel chosen by the holders of a majority of the Registrable Securities (if a PSI Demand Registration, Demand Registration or Piggyback Registration in which the holder of Registrable Securities are participating); or chosen by Holders of a majority of other securities covered by such registration (if a shelf registration pursuant to paragraph 4 or a Piggyback Registration in which the holders of Registrable Securities are not participating); provided that in no event shall the Company be required to pay for fees and disbursements of more than one counsel.

(c) To the extent Registration Expenses are not required to be paid by the Company, each holder of securities included in any registration hereunder shall pay those Registration Expenses allocable to the registration of such holder's securities so included, and any Registration Expenses not so allocable shall be borne by all sellers of securities included in such registration in proportion to the aggregate selling price of the securities to be so registered.

8.  Indemnification.
--  ---------------

(a) The Company agrees to indemnify and hold harmless, to the extent permitted by law, each holder of Registrable Securities and each Holder of Warrant Shares, Convertible Notes and Convertible Note Shares, their respective officers, directors, employees and agents and each Person who controls such holder or Holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses ("Losses") caused by any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such holder or Holder expressly for use therein or by such holder's or Holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such holder or Holder with a sufficient number of copies of the same. In connection with an underwritten offering, the Company shall indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities and the Holders of Warrant Shares, Convertible Notes and Convertible Note Shares.

(b) In connection with any registration statement in which a holder of Registrable Securities or a Holder of Warrant Shares, Convertible Notes and Convertible Note Shares is participating, each such holder or Holder shall furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, shall indemnify the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act) against any Losses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such holder or Holder expressly for use therein; provided that the obligation to indemnify shall be individual to each holder or Holder and shall be limited to the net amount of proceeds received by such holder from the sale of Registrable Securities (or by such Holder from the sale of Warrant Shares, Convertible Notes or Convertible Note Shares, as the case may be) pursuant to such registration statement.

(c) Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, upon receipt of written notice from the indemnifying party, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

(d) The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and shall survive the transfer of securities.

(e) If the indemnification provided for in this paragraph 8 is unavailable (other than by reason of the exceptions provided herein) in respect of any Losses or is insufficient to hold the party claiming indemnification hereunder harmless, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified party in connection with the actions, statements or omissions that results in such Losses as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in this paragraph 8, any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

     The parties hereto agree that it would not be just and equitable if contribution pursuant to this paragraph 8(e) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provision of this paragraph 8(e), an indemnifying party that is a selling holder of Registrable

     Securities or a selling Holder of Warrant Shares, Convertible Notes or Convertible Note Shares shall not be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities or Warrant Shares, Convertible Notes or Convertible Note Shares sold by such indemnifying party and distributed to the public were offered to the public exceeds the amount of any damages that such indemnifying party has otherwise been required to pay by reason of such untrue or alleged untrue written statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

9.   Participation in Underwritten Registrations.  No person may participate in
     -------------------------------------------
     any registration hereunder which is underwritten unless such Person (a) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Person entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

10.  Definitions.
     -----------

     "Affiliate" of any particular Person means any other Person controlling, controlled by or under common control with such particular Person.

     "Common Stock" means the common stock, $.01 par value per share, of the Company.

     "Person" means an individual, a partnership, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a government entity or any department, agency or political subdivision thereof.

     "Preferred Stock" means shares of the Company's Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock.

     "Registrable Securities" means (a) any Common Stock issued or issuable upon the conversion of the Company's Series A Preferred Stock issued pursuant to the Purchase Agreement dated June 27, 1996, as amended, between the Company and the Purchasers listed therein (including the related Agreements to Purchase Additional Shares), (b) any Common Stock issued or issuable upon conversion of the Company's Series B Preferred Stock issued pursuant to the Purchase Agreement dated November 22, 1996, as amended, between the Company and the Purchasers listed therein, (c) any Common Stock issued or issuable upon conversion of the Company's Senior Secured Convertible Notes due 2002 issued pursuant to the Purchase Agreement, or upon the conversion of the Company Series C Preferred Stock, as the case may be, (d) any Common Stock issued or issuable with respect to the securities referred to in clause
     (a),

     (b) or (c) by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization, and (e) any other shares of Common Stock held by Persons holding securities described in clauses (a), (b), (c) and (d) above, excluding any Warrant Shares. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities (x) when they have been distributed to the public pursuant to an offering registered under the Securities Act or sold to the public through a broker, dealer or market maker in compliance with Rule 144 under the Securities Act (or any similar rule then in force) or (y) at such time as any holder, which together with its Affiliates, owning less than 5% of the Company's outstanding Common Stock can sell all such Registrable Securities under Rule 144(k) under the Securities Act (or any similar rule then in force). For purposes of this Agreement, a Person will be deemed to be a holder of Registrable Securities whenever such Person has the right to acquire directly or indirectly such Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected.

     "Subsidiary" means with respect to any Person, any corporation, partnership, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is t the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a partnership, association or other business entity, a majority of the partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a partnership, association or other business entity if such Person or Persons shall be allocated a majority of partnership, association or other business entity gains or losses or shall be or control the managing director or general partner of such partnership, association or other business entity.

     "Warrants" means the Initial Warrants and any Contingent Warrants as defined in and issued pursuant to the Warrant Agreement between the Company and State Street Bank and Trust Company, as Warrant Agent, dated the date hereof (the "Warrant Agreement").

     "Warrant Shares" means shares of Common Stock issued or issuable upon exercise of the Warrants issued pursuant to the Warrant Agreement, or any shares of Common Stock issued or issuable with respect to such shares by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Warrant Shares, such securities shall cease to be Warrant Shares (x) when they have been distributed to the public pursuant to an offering registered under the Securities Act or sold to the public through a broker, dealer or market maker in compliance with Rule 144 under the

     Securities Act (or any similar rule then in force) or (y) at such time as any Holder, which together with its Affiliates, owning less than 5% of the Company's outstanding Common Stock can sell all such Warrant Shares under Rule 144(k) under the Securities Act (or any similar rule then in force). For purposes of this Agreement, a Person will be deemed to be a Holder of Warrant Shares whenever such Person has the right to acquire directly or indirectly such Warrant Shares (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected.

     "Warrant Shelf Registration" means the registration of the Warrants under the Securities Act effected by the Company pursuant to the terms of the Warrant Agreement.

     "Warrant Share Shelf Registration" means the registration of the Warrant Shares under the Securities Act effected by the Company pursuant to the terms of the Warrant Agreement.

     Unless otherwise stated in this Agreement, other capitalized terms contained herein have the meanings set forth in the Purchase Agreement.

11.  Miscellaneous.
---  -------------

(a)  Selection of Investment Bankers.  Except as otherwise provided herein in
---  -------------------------------
     connection with Demand Registrations, the selection of investment banker(s) and manager(s) for any public offering or private sale by the Company of its securities must be approved by the holders of a majority of the Registrable Securities, which approval shall not be unreasonably withheld.

(b)  No Inconsistent Agreements.  The Company shall not hereafter enter into any
---  --------------------------
     agreement with respect to its securities which is inconsistent with or violates the rights granted to the holders of Registrable Securities or to the Holders of Warrant Shares, Convertible Notes or Convertible Note Shares in this Agreement.

(c)  Adjustments Affecting Registrable Securities, Warrant Shares, Convertible
---  -------------------------------------------------------------------------
     Notes or Convertible Note Shares.  The Company shall not take any action,
     --------------------------------
     or permit any change to occur, with respect to its securities which would materially and adversely affect the ability of the holders of Registrable Securities to include such Registrable Securities (or the ability of the Holders of Warrant Shares, Convertible Notes or Convertible Note Shares to include such Warrant Shares, Convertible Notes or Convertible Note Shares) in a registration undertaken pursuant to this Agreement or which would materially and adversely affect the marketability of such Registrable Securities, Warrant Shares, Convertible Notes or Convertible Note Shares, as the case may be, in any such registration (including, without limitation, effecting a stock split or a combination of shares).

(d)  Remedies.  Any Person having rights under any provision of this Agreement
---  --------
     shall be entitled to enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

(e)  Amendments and Waivers.  Except as otherwise provided herein, the
---  ----------------------
     provisions of this Agreement may be amended or waived only upon the prior written consent of the Company and the holders of a majority of the Registrable Securities and, with respect to the provisions contained in paragraphs 2(g) through 2(j), paragraph 7 and this paragraph 11(e), the Holders of a majority of the outstanding Warrant Shares, and with respect to the provisions contained in paragraphs 4(a) through 4(h) and this paragraph 11(e), the holders of a majority of the Convertible Notes and Convertible Note Shares; provided that the provisions set forth in paragraph 1 hereof (and any provisions related to PSI Demand Registrations including, without limitation, paragraphs 5, 6, and 7 hereof) may only be amended with the prior written consent of PSI. In addition, no amendments may be made to the "piggyback" registration provisions contained in paragraph 3 hereof or any provision hereof by the holders of the Series A Preferred and the Series B Preferred to the detriment of the holders of the Series C Preferred without the prior written consent of the holders of 75% of the Series C Preferred.

(f)  Successors and Assigns.  All covenants and agreements in this Agreement by
---  ----------------------
     or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of purchasers or holders of Registrable Securities or Holders of Warrant Shares, Convertible Notes or Convertible Note Shares are also for the benefit of, and enforceable by, any subsequent holder of Registrable Securities or Holder of Warrant Shares, Convertible Notes, or Convertible Note Shares.

(g)  Severability.  Whenever possible, each provision of this Agreement shall be
---  ------------
     interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

(h)  Counterparts;  Facsimile.  This Agreement may be executed simultaneously in
---  ------------------------
     two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement. This Agreement may be executed by facsimile.

(i)  Descriptive Headings.  The descriptive headings of this Agreement are
---  --------------------
     inserted for convenience only and do not constitute a part of this Agreement.

(j)  Governing Law.  The corporate law of the State of Delaware shall govern all
---  -------------
     issues concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity and interpretation of this Agreement and the exhibits and schedules hereto shall be governed by the internal law, and not the law of conflicts, of the State of Colorado.

(k)  Notices.  All notices, demands or other communications to be given or
---  -------
     delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, sent to the recipient by reputable express courier service (charges prepaid) or mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. Such notices, demands and other communications shall be sent to each Investor at the address indicated on the Schedule of Investors, to the Holders of Warrant Shares at the addresses set forth on the records of the Warrant Agent under the Warrant Agreement, to the Holders of Convertible Notes or Convertible Note Shares at the addresses set forth on the schedule attached to the Convertible Note Purchase Agreement and to the Company at the address indicated below:

                        Centennial Communications Corp.
                        1610 Wynkoop, Suite 300
                        Denver, CO 80202
                        Attention: Chief Financial Officer

          with a copy to:

                        Holland & Hart LLP
                        555 Seventeenth Street, Suite 2700
                        Denver, CO  80202
                        Attention:  Michael S. Quinn

or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

(l)  Integration; Termination of Prior Registration Agreement.  This Agreement,
---  --------------------------------------------------------
     together with the Initial Purchaser Agreement, the Convertible Note Purchase Agreement, the Purchase Agreement, the Warrant Agreement and the other documents referred to in the Initial Purchaser Agreement, the Convertible Note Purchase Agreement, the Purchase Agreement and the Warrant Agreement, sets forth the entire agreement between the Company, the Initial Purchasers, Investors and the Holders of Warrant Shares, Convertible Notes and Convertible Note Shares with respect to the subject matter covered hereby and supersedes all prior or contemporaneous oral or written agreements, arrangements or understandings including the Prior Registration Agreement.

                                   * * * * *

     IN WITNESS WHEREOF, the parties have executed this Agreement of the date first written above.

                              CENTENNIAL COMMUNICATIONS CORP.

                              By:  /s/ Bernard G. Dvorak
                                   ---------------------
                              Name:  Bernard G. Dvorak
                                     -----------------
                              Title: Chief Financial Officer
                                     -----------------------

                              PRUDENTIAL SECURITIES INCORPORATED

                              By:  /s/ George Alex
                                   ---------------
                              Name:  George Alex
                                     -----------
                              Title: Managing Director
                                     -----------------

                              THE ROMAN ARCH FUND, L.P.

                              By:
                                   ---------------------
                              Name:
                                     -------------------
                              Title:
                                     -------------------

                              THE ROMAN ARCH FUND II, L.P.

                              By:
                                   ----------------------
                              Name:
                                     --------------------
                              Title:
                                     --------------------
                              CENTENNIAL FUND IV, L.P.
                              By:  Centennial Holdings IV L.P.
                              Its:  General Partner

                              By:  /s/ Adam Goldman
                                   ----------------
                              Name:   Adam Goldman
                                      ------------
                              Title:  General Partner
                                      ---------------

                              TELECOM PARTNERS, L.P.

                              By:  /s/ Steven W. Schovee
                                   ---------------------
                              Title:  Managing Member of the General
                                    Partner

                              CENTENNIAL ENTREPRENEURS FUND V, L.P.

                              By:  Centennial Holdings V, L.P.

                              Its:  General Partner

                              By:  /s/ Adam Goldman
                                   ----------------
                              Name:  Adam Goldman
                                     ------------
                              Title:  General Partner
                                      ---------------

                              CENTENNIAL FUND V, L.P.

                              By:  Centennial Holdings V, L.P.

                              Its:  General Partner

                              By:  /s/ Adam Goldman
                                   ----------------
                              Name:  Adam Goldman
                                     ------------
                              Title:  General Partner
                                      ---------------

                              MGVF II, LTD.

                              By:  [illegible signature]
                                   ---------------------
                                    General Partner

                              CREST FUNDING PARTNERS, L.P.

                              By:  /s/ William W. Sprague
                                   ----------------------
                              Name:  William W. Sprague
                                     ------------------
                              Title:  President of Manager
                                      --------------------

                              TRAILHEAD VENTURES, L.P.

                              By:  Wind River Partners

                              By:  /s/ William D. Stanfill
                                   -----------------------
                              Name:  William D. Stanfill
                                     -------------------
                              Title: General Partner

                              BOULDER VENTURES, L.P.

                              By:  /s/ Kyle Lefkoff
                                   ----------------
                              Name:  Kyle Lefkoff
                                     ------------
                              Title:  Partner
                                      -------

                              GC&H INVESTMENTS

                              By:  /s/ John L. Cardoza
                                   -------------------
                              Name:  John L. Cardoza
                                     ---------------
                              Title:  Executive Partner
                                      -----------------

                              /s/ William Elsner
                              ------------------
                              William Elsner

                              /s/ Robert McKenzie
                              -------------------
                              Robert McKenzie


                              Jeff E. Rhodes

                              CENTENNIAL HOLDINGS, INC.

                              By:  /s/ Adam Goldman
                                   ----------------
                              Name:  Adam Goldman
                                     ------------
                              Title:  Sr. Vice President
                                      ------------------

                              CENTENNIAL HOLDINGS I, LLC
                              By: Centennial Holdings Inc., its Managing Member

                              By:  /s/ Adam Goldman
                                   ----------------
                              Name:  Adam Goldman
                                     ------------
                              Title:  Sr. Vice President
                                      ------------------

                              CREST SMR, L.L.C.

                              By:  CREST PARTNERS (I) LLC
                              Its:  Managing Member

                              By:  /s/ William W. Sprague
                                   ----------------------
                              Name:  William W. Sprague
                                     ------------------
                              Title:  President of Manager
                                      --------------------

                              KYLE LEFKOFF*

                              By:  /s/ Kyle Lefkoff
                                   ----------------
                                      *as attorney in fact for the following
                                      Purchasers:
                                      Larry Macks
                                      Jurassic Ltd.
                                      Josh Fidler
                                      Morty Macks
                                      Will's Wei Corp.
                                      Robert Lemle
                                      Caruthers Family LLC
                                      Tim Snipes
                                      Ramer 1990 Living Trust
                                      Groupe Schneider Securities
                                      JLS LLC
                                      Doug Ramer
                                      Trisun Financial, LLC
                                      Eric Becker
                                      Slade, Inc.
                                      250 Venture Capital Associates


                              BANCBOSTON VENTURES INC.

                              By:
                                    ----------------------
                              Name:
                                    ----------------------
                              Title:
                                    ----------------------
                              SALOMON BROTHERS INC

                              By:
                                    ----------------------
                              Name:
                                    ----------------------
                              Title:
                                    ----------------------

                              PRUDENTIAL SECURITIES INCORPORATED

                              By:  /s/ George Alex
                                   ---------------
                              Name:  George Alex
                                     -----------
                              Title:  Managing Director
                                      -----------------


                              /s/ Ed Flanders
                              ---------------
                              Ed Flanders

                              /s/ Barbara H. Vonderheid
                              -------------------------
                              Barbara Vonderheid

                              -------------------------
                              Fred Gallart

                              /s/ Karl Maier
                              --------------
                              Karl Maier

                              /s/ Matt Zuschlag
                              -----------------
                              Matt Zuschlag

                              -------------------------
                              Anne Haas

                              /s/ Bernard Dvorak
                              ------------------
                              Bernard Dvorak

                              -------------------------
                              Michael Simkin

                              FG-CC

                              By:  /s/ John H. Fullmer
                                   -------------------
                              Name:  John H. Fullmer
                                     ---------------
                              Title:

                             SCHEDULE OF INVESTORS
                             ---------------------


Telecom Partners, L.P.                          Centennial Fund IV, L.P.
3200 Cherry Creek Drive South                   1428 15th Street
Suite 450                                       Denver, CO  80202
Denver, CO  80209

Centennial Holdings, Inc.                       Centennial Fund V, L.P.
1428 15th Street                                1428 15th Street
Denver, CO  80202                               Denver, CO  80202

Centennial Entrepreneurs Fund V, L.P.           Jeff E. Rhodes
1428 15th Street                                1610 Wynkoop, Suite 300
Denver, CO 80202                                Denver, CO  80202

Robert McKenzie                                 William Elsner
60 Kearney Street                               83 Glenmoor Place
Denver CO  80220                                Englewood, CO  80110

Trailhead Ventures, L.P.                        MGVF II, Ltd.
730 17th Street, Suite 690                      2400 Banc One Center
Denver, CO  80202                               910 Travis Street
                                                Houston, TX  77002

Boulder Ventures, L.P.                          Crest Funding Partners, L.P.
Suite 301                                       320 Park Avenue, 17th Floor
1634 Walnut Street                              New York, NY 10022
Boulder, CO  80202

Crest SMR, L.L.C.                               Larry Macks
320 Park Avenue, 17th Floor                     c/o Kyle Lefkoff
New York, NY 10022                              1634 Walnut St., Suite 301
                                                Boulder, CO 80302
Jurassic Ltd.                                   Josh Fidler
c/o Kyle Lefkoff                                c/o Kyle Lefkoff
1634 Walnut St., Suite 301                      1634 Walnut St., Suite 301
Boulder, CO 80302                               Boulder, CO 80302

Morty Macks                                     Will's Wei Corp.
c/o Kyle Lefkoff                                c/o Kyle Lefkoff
1634 Walnut St., Suite 301                      1634 Walnut St., Suite 301
Boulder, CO 80302                               Boulder, CO 80302

Centennial Holdings I, LLC                      GC&H Investments
1428 15th Street                                1 Maritime Plaza
Denver, CO 80202                                20th Floor
                                                San Francisco, CA 94111-3580

Robert Lemle                                    Caruthers Family LLC
c/o Kyle Lefkoff                                c/o Kyle Lefkoff
1634 Walnut St., Suite 301                      1634 Walnut St., Suite 301
Boulder, CO 80302                               Boulder, CO 80302

Tim Snipes                                      Ramer 1990 Living Trust
c/o Kyle Lefkoff                                c/o Kyle Lefkoff
1634 Walnut St., Suite 301                      1634 Walnut St., Suite 301
Boulder, CO 80302                               Boulder, CO 80302

Groupe Schneider Securities                     JLS LLC
c/o Kyle Lefkoff                                c/o Kyle Lefkoff
1634 Walnut St., Suite 301                      1634 Walnut St., Suite 301
Boulder, CO 80302                               Boulder, CO 80302

Doug Ramer                                      Trisun Financial, LLC
c/o Kyle Lefkoff                                c/o Kyle Lefkoff
1634 Walnut St., Suite 301                      1634 Walnut St., Suite 301
Boulder, CO 80302                               Boulder, CO 80302

Eric Becker                                     Slade, Inc.
c/o Kyle Lefkoff                                c/o Kyle Lefkoff
1634 Walnut St., Suite 301                      1634 Walnut St., Suite 301
Boulder, CO 80302                               Boulder, CO 80302

250 Venture Capital Assoc.                      BancBoston Ventures Incorporated
c/o Kyle Lefkoff                                100 Federal St., 32nd Floor
1634 Walnut St., Suite 301                      Boston MA 02110
Boulder, CO 80302

Ed Flanders                                     Bernard Dvorak
12150 E. Briarwood Ave., Suite 145              1610 Wynkoop, Suite 300
Englewood, CO  80112                            Denver, CO  80202

Barbara Vonderheid                              Fred Gallart
1610 Wynkoop, Suite 300                         1610 Wynkoop, Suite 300
Denver, CO 80202                                Denver, CO 80202

Matt Zuschlag                                   Anne Haas
1600 Wynkoop, Suite 300                         1610 Wynkoop, Suite 300
Denver, CO  80202                               Denver, CO 80202

Karl Maier                                      Michael Simkin
1610 Wynkoop, Suite 300                         1610 Wynkoop, Suite 300
Denver, CO 80202                                Denver, CO 80202

Prudential Securities Incorporated              The Roman Arch Fund, L.P.
One New York Plaza, 18th Floor                  c/o Prudential Securities
New York, NY  10292-2018                        Incorporated
                                                One New York Plaza, 18th Floor
                                                New York, NY  10292-2018

The Roman Arch Fund II, L.P.                    FG-CC
c/o Prudential Securities Incorporated          c/o FG II
One New York Plaza, 18th Floor                  72 Cummings Point Road
New York, NY  10292-2018                        Stamford, CT 06902


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